Supplement to the
Fidelity Advisor® Equity Income Fund
Class A, Class T, Class C, Class I and Class Z
January 28, 2017
Prospectus

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Portfolio Manager(s)

James Morrow (lead portfolio manager) has managed the fund since April 2011.

Adam Kramer (co-manager) has managed the fund since April 2011.

John Sheehy (co-manager) has managed the fund since April 2017.

It is expected that Mr. Morrow will retire effective as of December 31, 2017. At that time, Mr. Sheehy will assume lead portfolio manager responsibilities for the fund.

The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

James Morrow is lead portfolio manager of the fund, which he has managed since April 2011. He also manages other funds. Since joining Fidelity Investments in 1999, Mr. Morrow has worked as a research analyst and portfolio manager.

Adam Kramer is co-manager of the fund, which he has managed since April 2011. He also manages other funds. Since joining Fidelity Investments in 2000, Mr. Kramer has worked as a research analyst, a portfolio assistant, and a portfolio manager.

John Sheehy is co-manager of the fund, which he has managed since April 2017. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Sheehy has worked as an equity research analyst and portfolio manager.

It is expected that Mr. Morrow will retire effective as of December 31, 2017. At that time, Mr. Sheehy will assume lead portfolio manager responsibilities for the fund.

EPI-17-02 1.756211.130	April 7, 2017